UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2023

Date of Report (Date of earliest event reported)

RANPAK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38348	98-1377160
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

7990 Auburn Road

Concord Township, Ohio 44077

(Address of principal executive offices) (Zip Code)

(440) 354-4445

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Ranpak Holdings Corp. Second Quarter 2023 Financial Results Supplemental Information

The following information should be read in conjunction with the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission on August 3, 2023.

As a result of the technical difficulties preventing a Q&A session on the Ranpak Second Quarter 2023 Earnings Call we wanted to provide some additional color.

Thank you for attending the call and we look forward to joining you again to discuss our Third Quarter results.

Volume Performance in Second Quarter of 2022 by Region:

The volume of sales of the Company’s paper consumable products declined 8.7 percentage points on a consolidated basis driven by a decline in North America of 6.3 percentage points and a decline in EMEA / APAC of 10.5 percentage points.

July Volume Performance:

The Company estimates that the volume of sales of the Company’s paper consumable products in the month of July increased in the mid-single digit percentage points year over year. The statement concerning July volume performance is preliminary and is not predictive of the third quarter volume performance.

2023 Volume Outlook:

The Company expects volumes of its paper consumable products to increase on a percentage point basis in the mid-single digit to low-double digit range in the second half of 2023 as compared to the second half of 2022 with more expected strength in North America in the near term given strategic account activity improvements and a more favorable macro backdrop than an in EMEA / APAC.

Non-GAAP Constant Currency Gross Margin Outlook for the Second Half of 2022:

The Company expects North America non-GAAP constant currency gross margins to improve sequentially throughout 2023 are due to the improving input cost environment and an expected seasonal volume increase. The Company expects the non-GAAP constant currency gross margin of EMEA / APAC to remain consistent with the second quarter of 2023 gross margins in the 40% area.

Capital Expenditures:

Capital expenditures are expected to be approximately $45 to $50 million for 2023 and to step down in 2024 due to lower infrastructure investments and priority of maximizing cash flow generation to de-lever.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s forward-looking statements include, but are not limited to, statements regarding it or its management team’s expectations, hopes, beliefs, intentions, outlook or strategies regarding the future. Statements that are not historical facts, including statements about the parties, perspectives and expectations, are forward-looking statements. In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “outlook”, “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K include, for example, statements about the Company’s expectations around the future performance of the business, including its forward-looking guidance.

The forward-looking statements contained in this Current Report on Form 8-K are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company taking into account information currently available to the Company. There can be no assurance that future developments affecting the Company will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (i) the Company’s inability to secure a sufficient supply of paper to meet its production requirements; (ii) the impact of the price of kraft paper on its results of operations; (iii) the Company’s reliance on third party suppliers; (iv) the COVID-19 pandemic, the Russia and Ukraine conflict, and associated responses; (v) the high degree of competition in the markets in which the Company operates; (vi) consumer sensitivity to increases in the prices of the Company’s products; (vii) changes in consumer preferences with respect to paper products generally; (viii) continued consolidation in the markets in which the Company operates; (ix) the loss of significant end-users of the Company’s products or a large group of such end-users; (x) the Company’s failure to develop new products that meet its sales or margin expectations; (xi) the Company’s future operating results fluctuating, failing to match performance or to meet expectations; (xii) the Company’s ability to fulfill its public company obligations; (xiii) the Company’s exposure to changes in interest rates; and (xiv) other risks and uncertainties indicated from time to time in filings made with the Securities and Exchange Commission. Factors that could cause or contribute to such differences include, but are not limited to, those identified below and those discussed in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Cautionary Note Regarding Forward-Looking Statements” included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Should one or more of these risks or uncertainties materialize, they could cause the Company’s actual results to differ materially from the forward-looking statements. The Company is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

Non-GAAP Financial Information

This Current Report on Form 8-K includes a forecast for constant currency gross margin, which is a non-GAAP metric. We present a forecast for constant currency gross margin because it is a measure used by our management and Board of Directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. However, constant currency gross margin has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported by gross margin on a GAAP basis. We are unable to provide a reconciliation of our forecast of gross margin on a constant currency basis for 2023 to a forecast of gross margin on a GAAP basis without unreasonable effort primarily because we are unable to forecast with reasonable certainty the associated currency impact. We believe the inherent uncertainties in reconciling such non-GAAP measure for the projected period to the most comparable GAAP measures would make the forecasted comparable GAAP measure difficult to predict with reasonable certainty or reliability.

The terms “the Company”, “we,” “us,” “our,” and similar references herein refer to Ranpak Holdings Corp.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANPAK HOLDINGS CORP.

Date: August 4, 2023	By:	/s/ William Drew
William Drew
Senior Vice President and Chief Financial Officer

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